February 8, 2016

DREYFUS INSTITUTIONAL CASH ADVANTAGE FUNDS
- Dreyfus Institutional Cash Advantage Fund

Supplement to Prospectus dated September 1, 2015

     The fifth paragraph of the section in the fund's prospectus entitled "Shareholder Guide—Buying and Selling Shares—How to Sell Shares" is deleted.

ICA-S0216